Exhibit 32.1

                        Holmes Herbs Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Holmes Herbs Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 21, 2006
                                          /s/ John F. Metcalfe
                                          ___________________________________
                                          John F. Metcalfe
                                          Principal Executive Officer
                                          Chief Financial Officer